UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                        Date of Report: August 20, 2004
                        (Date of earliest event reported)

                              DIRECT INSITE CORP.
             (Exact Name of Registrant as Specified in its Charter)

Delaware                            0-20660                 11-2895590
(State or other Jurisdiction    (Commission File           (IRS Employer
 of Incorporation)                 Number)               Identification Number)


        80 Orville Drive, Bohemia, NY                           11716
   (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code (631) 244-1500


                                 Not applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 7.01       Regulation FD Disclosure

     On August 20, 2004, the Registrant issued a press release announcing the Registrant's financial results for the second quarter ended June 30, 2004. A copy of the Registrant's press release is attached as Exhibit 99.

     The information in this Form 8-K is being furnished under Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01       Financial Statements and Exhibits.

     (c) Exhibits

     99 Press release dated August 20, 2004 issued by Direct Insite Corp. ("Registrant").


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DIRECT INSITE CORP.

                                       By:  /s/ Michael J. Beecher
                                            Michael J. Beecher
                                            Chief Financial Officer

Dated:  August 23, 2004